Exhibit 10.21

Project No: GRA02090

R&D Start Program

Grant Agreement

Particular Conditions

Parties

Commonwealth of Australia acting through the Industry Research and Development Board

ABN 51 835 430 479
(Department of Industry, Science and
Resources)

Postal address	OLD State Manager
Department of Industry, Tourism and Resources
GPO Box 9839
BRISBANE QLD 4001

The Grantee

- ABN	Peplin Operations Pty Ltd
- ACN	69093317367
- postal address	093 317 367
PO Box 346
FORTITUDE VALLEY QLD 4006

- business address	Ground Floor, South Tower
527 Gregory Terrace
BOWEN HILLS QLD 4006

R&D Start Grant Agreement Particular Conditions	1

Version 6.1 — Release Date July 2001

Author: R&D Start Program Management

Operative provisions

1.	This Grant is made to the Grantee in respect of the Project by the Industry Research and Development Board on behalf of the Commonwealth to the Grantee under the R&D Start Program.

2.	The Grant is made pursuant to the Industry Research and Development Act 1986 and the relevant Ministerial Directions issued under sections 19 and 20 of that Act.

3.	The Grant is made on the terms and conditions of the Grant Agreement, which comprises the General Conditions (version 6.1) and the Particular Conditions (including the schedule).

4.	The Grantee acknowledges that it has received and read a copy of the General Conditions (version 6.1), and agrees that the terms and conditions of the General Conditions form part of the Grant Agreement.

5.	Terms defined in the General Conditions (version 6.1) have the same meaning in the Particular Conditions.

6.	If there is an inconsistency between the Particular Conditions and the General Conditions (version 6.1), the Particular Conditions prevail to the extent of the inconsistency.

R&D Start Grant Agreement Particular Conditions	2

Version 6.1 — Release Date July 2001

Author: R&D Start Program Management

Acceptance of terms

EXECUTED as a deed

Date of deed: 19 September 2003
Commonwealth of Australia	)

SIGNED for and on behalf of the	)
COMMONWEALTH OF AUSTRALIA by	)
Paul Flynn a delegate of the INDUSTRY	)
RESEARCH AND DEVELOPMENT	)
BOARD in the presence of:	)

)
/s/ Bruce Dawson	)
Signature of witness	)
)
)
Bruce Dawson	)
Name of witness (block letters)	)	/s/ [ILLEGIBLE]
)
)
)

Grantee The terms and conditions pursuant to which the Grant is made are hereby accepted by the Grantee.

THE COMMON SEAL of	)
Peplin Operations Pty Ltd	)
is affixed in the presence of:	)
)
/s/ Garry Llewellyn Redlich	)	/s/ David Legh Craig
Signature of director	)	Signature of secretary
)
)
)
GARRY LLEWELLYN REDLICH	)	DAVID LEGH CRAIG
Name of director (block letters)	)	Name of secretary (block letters)
)
)
)
)

R&D Start Grant Agreement Particular Conditions	3

Version 6.1 — Release Date July 2001

Author: R&D Start Program Management

The Schedule

1	Project Title	New generation anti-cancer drugs.

2	Project Reference Number	GRA02090

3	Project Duration

	(a) Commencement Date:	25 May 2001

	(b) Completion Date:	31 August 2004

4	Grant	A maximum amount of $3,247,950

5	Grant Percentage of Eligible Expenditure	50%

6	Interest Rates [5.525%] per annum

7	Project Planned Eligible Expenditure by Financial Year

Head of Expenditure	Estimated Expenditure $				Total $
	2001/02	2002/03	2003/04	2004/05
R&D Salary Expenditure	348,000	351,100	354,300	NIL	1,053,400
Contract Expenditure	1,945,000	1,745,000	1,745,000	NIL	5,435,000
Plant Expenditure	NIL	NIL	NIL	NIL	NIL
Prototype Expenditure	NIL	NIL	NIL	NIL	NIL
Other Expenditure	2,500	2,500	2,500	NIL	7,500
Project Eligible Expenditure	2,295,500	2,098,600	2,101,800	NIL	6,495,900
Annual Cap Amount	1,417,380	827,650	840,520	162,400	3,247,950

8 Initial Payment	$621,535

R&D Start Grant Agreement Particular Conditions	4

Version 6.1 — Release Date July 2001

Author: R&D Start Program Management

9	Project Description and Planned Outcomes

The project will compete the development of the company’s topical drug for the treatment of skin cancer and progress the research and development of intracavitary, intralesional and systemic drugs for solid tumours from the company’s novel proprietary compounds.

10	Performance Milestones and Planned Achievement Dates

	Major Milestone	Expected Achievement Date
1	Selection of lead compound.	31 October 2001
2	Successful scale up of plant production	7 December 2001
3	Successful scale up of active ingredient extraction.	4 January 2002
4	Acceptable formulation for clinical trials.	30 September 2002
5	Completion of toxiclogy studies for Phase 1 study.	30 November 2003
6	Acceptance of IND submission for Phase 1 Clinical Trial.	31 December 2003
7	Completion of Phase 1 Clinical Trial.	31 August 2004
8	Completion of phase 2 Clinical Trial.	31 August 2004

11	Retention Amount	$162,400

12	Reports

Review Type	Due Date	Report Period	Audit Report Y/N
Progress	26 January 2002	28 November 2001 to 31 December 2001
Progress	26 April 2002	1 January 2002 to 31 March 2002
Progress	28 July 2002	1 April 2002 to 30 June 2002	Y
Progress	28 October 2002	1 July 2002 to 30 September 2002
Progress	28 January 2003	1 October 2002 to 31 December 2002
Progress	28 April 2003	1 January 2003 to 31 March 2003
Progress	28 July 2003	1 April 2003 to 30 June 2003	Y
Progress	28 October 2003	1 July 2003 to 30 September 2003
Progress	28 January 2004	1 October 2003 to 31 December 2003
Progress	28 April 2004	1 January 2004 to 31 March 2004
Progress	28 July 2004	1 April 2004 to 30 June 2004
Final	28 September 2004	1 July 2004 to 31 August 2004	Y

R&D Start Grant Agreement Particular Conditions	5

Version 6.1 — Release Date July 2001

Author: R&D Start Program Management

Reports must conform with the requirements in the Project Reporting Guide supplied to the Grantee by the Commonwealth, as varied from time to time by the Commonwealth and notified to the Grantee.

Unless the Grantee is otherwise notified by the Commonwealth, commercialisation reports will be required 1, 3 and 5 years after completion of the Project, in the format supplied by the Commonwealth at those times.

13	Notices

Notices must be addressed as follows:

a)	if given to the Commonwealth, addressed and forwarded to the Director, AusIndustry State Office, Department of Industry, Science and Resources for the attention of an AusIndustry Customer Service Manager at the following address:

Address: GPO Box 9839, BRISBANE Qld 4001

Facsimile No: 3227 4730

Email address: aiqld@industry

or as otherwise notified in writing by an AusIndustry Customer Service Manager;

and

b)	if given by the Commonwealth, signed by an authorised delegate of the Industry Research and Development Board and forwarded to the Grantee at the following address:

Peplin Operations Pty Ltd

Mr Garry Redlich

CEO and Managing Director

PO Box 346

FORTITUDE VALLEY QLD 4006

or as otherwise notified in writing by the Grantee.

14	Special Conditions

None

R&D Start Grant Agreement Particular Conditions	6

Version 6.1 — Release Date July 2001

Author: R&D Start Program Management

NATIONAL BENEFIT INDICATORS — COMMERCIALISATION

The Industry Research and Development (IR&D) Board understands the increasing global nature of business and the need for innovative companies to respond flexibly to market needs. For example, while the IR&D Board is keen to support projects which involve manufacturing or production in Australia, it accepts that there will be instances where Australian manufacture could limit the commercialisation prospects of intellectual property developed with its grant funding. This does not remove the necessity for the commercialisation of project outcomes to provide national benefits.

Set out below are the indicators by which the IR&D Board will assess the level of national benefit contribution to Australia and the Australian economy from the commercialisation of R&D Start projects where commercialisation will not take place in Australia;

•	the commercialisation plan includes Australia being maintained as the home base for future R&D, manufacture or product development;

•

the ongoing development of the commercial outcomes, (product, process or service), arising from R&D activities involves interactions with other firms and research institutions (both domestic and international);

•	the commercialisation of the products, processes or services arising from R&D activities result in an increase in the number of employees in the company’s operations based in Australia;

•	as a result of the commercialisation, Australian residents receive commercial compensation through royalties, licence fees, equity, dividends or outright sale; and

•	production overseas could be considered reasonable as:

➢	local production is demonstrated to be uneconomic in terms of cost structure; and/or

➢	the production or commercialisation requires close physical interaction with overseas companies, customers, suppliers and competitors.

Where a company is proposing to conduct exploitation overseas due to economic viability in terms of cost structure, the Board will consider:

•	the level of commitment to retaining or enhancing the companies R&D facilities in Australia;

•	the degree of globalisation of the relevant industry sector;

•	the relative input costs to production as identified by the company;

•	the relative transport costs as identified by the company;

•	the relative costs of skilled labour as identified by the company; and

•	legal barriers to entry; or

•	any other factors the Board considers relevant.

R&D Start Grant Agreement Particular Conditions	7

Version 6.1 — Release Date July 2001

Author: R&D Start Program Management

Where the company is proposing to conduct exploitation overseas due to close proximity to customers, suppliers and competitors, the Board will consider:

•	the level of commitment to retaining or enhancing the companies R&D facilities in Australia;

•	the mechanisms established to disseminate knowledge and market intelligence from overseas to the companies operations based in Australia;

•	the industry norms in terms of proximity;

•	the level of competition in the industry sector and the need to innovate quickly;

•	the nature of the products’ inputs which require close contact eg perishables, knowledge, etc; and

•	any other factors the Board considers relevant.

R&D Start Grant Agreement Particular Conditions	8

Version 6.1 — Release Date July 2001

Author: R&D Start Program Management